                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                     FOR TENDER OF ANY AND ALL OUTSTANDING
                          9 3/4% SENIOR NOTES DUE 2007
                                IN EXCHANGE FOR
                     9 3/4% SENIOR NOTES DUE 2007, SERIES B
                                       OF
                          AMERICAN LAWYER MEDIA, INC.
           UNCONDITIONALLY GUARANTEED ON A SENIOR UNSECURED BASIS BY
       ALM COUNSEL CONNECT INC., ALM IP, LLC, ALM, LLC, COUNSEL CONNECT,
  COUNSEL CONNECT, LLC, LAW JOURNAL EXTRA, INC., LEGALTECH, LLC, NATIONAL LAW
                                   PUBLISHING
       COMPANY, INC., THE NEW YORK LAW PUBLISHING COMPANY, NLP IP COMPANY
                         AND PPC PUBLISHING CORPORATION

    This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding 9 3/4% Senior Notes due 2007 (the "Old Notes") of American Lawyer Media, Inc., a Delaware corporation (the "Company"), who wish to tender their Old Notes for an equal principal amount of new 9 3/4% Senior Notes of the Company due 2007 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, the duly completed and executed Letter of Transmittal or any other required documents to The Bank of New York, as exchange agent (the "Exchange Agent"), or (iii) who cannot complete the procedures for book-entry transfer prior to 5:00 P.M., New York City time on the Expiration Date.

    This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. The Company has the right to reject a tender of Old Notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either (a) the Old Notes tendered thereby, in proper form for transfer, or (b) confirmation of book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by the Letter of Transmittal within five New York Stock Exchange trading days after the Expiration Date.

    Capitalized terms used but not defined herein have the meanings given to
such terms in the Prospectus dated           , 1998, as the same may be amended
or supplemented from time to time (the "Prospectus").

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

 BY REGISTERED OR CERTIFIED      FACSIMILE TRANSMISSIONS:     BY HAND OR OVERNIGHT DELIVERY
            MAIL               (Eligible Institutions Only)
    The Bank of New York              (212) 815-6339              The Bank of New York
     101 Barclay Street                                            101 Barclay Street
     New York, NY 10286            CONFIRM BY TELEPHONE         Corporate Trust Services
    Attn: Corporate Trust        OR FOR INFORMATION CALL:                Window
         Operations                   (212) 815-5788                  Ground Level
                                                                   New York, NY 10286
                                                              Attn: Reorganization Section
                                                                        Floor 7E

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the undersigned hereby tenders to Holdings the aggregate principal amount of the Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in instruction 2 to the Letter of Transmittal.

                                       2
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                       DESCRIPTION OF SECURITIES TENDERED

Name and address of    Certificate Number(s)  Aggregate Principal    Principal Amount of
registered holder as   of Old Notes Tendered  Amount Represented by  Old Notes Tendered
it appears on the Old                         Old Notes*
Notes (Please print)

---------------------  ---------------------  ---------------------  ---------------------
---------------------  ---------------------  ---------------------  ---------------------
---------------------  ---------------------  ---------------------  ---------------------
---------------------  ---------------------  ---------------------  ---------------------
---------------------  ---------------------  ---------------------  ---------------------
---------------------  ---------------------  ---------------------  ---------------------

   Must be in denominations of a principal amount of U.S. $1,000 and integral multiples thereof.

If the Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ______________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X                             Date: , 1998

X                             Date: , 1998
Signature(s) of Owner(s)
or Authorized Signatory

Area Code and Telephone Number: ________________

Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates of the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

If a signature or signatures on the previous page is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

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
                      Please print name(s) and address(es)

Names(s): _______________________________________________

          _______________________________________________

          _______________________________________________

          _______________________________________________

Capacity: _______________________________________________

          _______________________________________________

          _______________________________________________

          _______________________________________________

Address(es): _____________________________________________

             _____________________________________________

             _____________________________________________

             _____________________________________________

                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED

                        THIS GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (Not To Be Used For Signature Guarantee)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either (a) the Old Notes tendered hereby, in proper form for transfer, or (b) confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depositary Trust Company maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's message) and any other documents required by the Letter of Transmittal within five New York Stock Exchange trading days after the Expiration Date.

    The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:                                  (Authorized Signature)

Address:                                       Title:

                                                                   Name:
                                   (zip code)             (Please type or print)

Area Code and
Telephone Number:                              Date:

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       5